                                   EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Dawn Technologies, Inc.

As independent public accountants, we hereby consent to the incorporation by reference in the registration statements (Nos. 33-79234 and 33-79236) on Form S-8 of our report dated February 29, 1996 included in the Dawn Technologies, Inc. Form 10-KSB for the year ended December 31, 1995.

                                                         /s/ ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 20, 1996

                                       28